Kenilworth Fund, Inc.
                 Supplement dated April 10, 2002
                to Prospectus dated April 18, 2001

The Fund's Prospectus is amended as follows:

Effective April 10, 2002, Mohini C. Pai will be the portfolio manager of the Fund. Mohini Pai is responsible for the day-to-day management of the Fund's portfolio. Mohini Pai's business experience during the past five years has been that of portfolio manager and Vice-President of Institutional Portfolio Services, Ltd (the Fund's investment advisor) and President and a Director of the Kenilworth Fund, Inc.